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                                                                    EXHIBIT 10.4

                                  AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT dated as of May 10, 2001 (this "Amendment") to the Amended and Restated Credit Agreement dated February 27, 2001 (the "Agreement") is by and between HeadHunter.NET, Inc. (the "Borrower") and Omnicom Finance Inc. (the "Lender").

                                     RECITAL

         Borrower and Lender are parties to the Agreement and now desire to amend the Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

1. AMENDMENTS TO THE AGREEMENT: (a) Article VII of the Agreement is hereby amended by deleting such Article in its entirety and substituting therefor the following:

         "For so long as this Agreement is in effect, Lender, at the request of Borrower, in connection with Borrower's incurrence of any Senior Indebtedness, will enter into an agreement in form and substance reasonably satisfactory to the initial lender or holder of such Senior Indebtedness (such Person, the "Senior Lender") whereby Lender's rights to the payment of any or all Loan Obligations will be subordinated to the rights of the Senior Lender to payment of such Senior Indebtedness and any other monies due or to become due under the terms of such Senior Indebtedness, provided, however, that (1) no such agreement (a "Subordination Agreement") may restrict in any respect Lender's conversion rights under Section 2.07 hereof and (2) in the event that Borrower is prohibited from paying any amount due hereunder or Lender is prohibited from exercising any right under Article VIII hereof pursuant to the Subordination Agreement (the period of any such prohibition, a "Blockage Period"), then, during such Blockage Period, Lender upon notice to Borrower may require that Borrower prepay interest under the Loan in Common Stock for any Interest Prepayment Period during which such Blockage Period occurs and/or pay all or any of the interest by Borrower hereunder that is or becomes due and payable during the Blockage Period by issuing to Lender the number of fully paid and non-assessable shares of Common Stock (rounded down to the nearest 100 shares) equal to the quotient of (i) such amount due and payable divided by (ii) the then Applicable Interest Conversion Price at the times and otherwise in accordance with Section 2.04."

         (b) The reference to "Section 2.04(b)" in Section 2.03(a) of the Agreement will be deleted and replaced with "Section 2.04(c)."

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2.       GENERAL PROVISIONS.

         2.1 DEFINED TERMS: Capitalized terms used herein but not defined have the meanings given to those terms in the Agreement.

         2.2 EFFECTIVENESS: This Amendment shall become effective as of the date hereof upon Lender's receipt of a counterpart of this Amendment duly executed and delivered by Borrower.

         2.3 CONTINUING EFFECT; NO OTHER AMENDMENTS: Except as expressly amended hereby, all of the terms and provisions of the Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific sections of the Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of Lender's willingness to amend or waive, any other provisions of the Agreement or the same sections for any other date or time period (whether or not such other provisions or compliance with such sections for another date or time period are affected by the circumstances addressed in this Amendment).

         2.4 GOVERNING LAW: THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                            [Signature page follows]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized officers as of the day and year first above written.



                                       HEADHUNTER.NET, INC.



                                       By: /s/ W. Craig Stamm
                                          --------------------------------------
                                          Chief Financial Officer



                                       OMNICOM FINANCE INC.



                                       By: /s/ Dennis Hewitt
                                          --------------------------------------
                                          Treasurer